Exhibit 10.9

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED

LOAN FUNDING AND SERVICING AGREEMENT

(ACS Funding Trust I)

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT, dated as of August 27, 2004 (this “Amendment”), is entered into by and among ACS FUNDING TRUST I, as the borrower (in such capacity, the “Borrower”), AMERICAN CAPITAL STRATEGIES, LTD., as the servicer (in such capacity, the “Servicer”), VARIABLE FUNDING CAPITAL CORPORATION, as a conduit lender (in such capacity, the “Conduit Lender”), WACHOVIA CAPITAL MARKETS, LLC, as the deal agent (in such capacity, the “Deal Agent”), JPMORGAN CHASE BANK (“JPMorgan Chase Bank”), as an institutional lender (in such capacity, the “Institutional Lender”) and as the swingline lender (in such capacity, the “Swingline Lender”), and is acknowledged and agreed to by WACHOVIA BANK, NATIONAL ASSOCIATION, as a hedge counterparty (in such capacity, the “Hedge Counterparty”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Loan Funding and Servicing Agreement, dated as of August 10, 2004 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein, pursuant to and in accordance with Section 12.1(a) of the Agreement;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

(a) Section 1.1 is hereby amended by inserting the following defined term in appropriate alphabetical sequence:

“Citigroup”: Citigroup Global Markets Realty Corp., a New York corporation.

(b) Section 12.1(a) is hereby amended by adding a new proviso the end of the first sentence thereof as follows:

“; and provided, further, that any amendment to this Agreement which would make any modification to the definitions of “Advance”, “Advances Outstanding”, “Aggregate Net Mark to Market Amount”, “Borrowing Base”, “Class C Securities”, “Facility Amount”, “Fair Market Value”, “Maximum Availability”, “Pro Rata Share”, “Required Equity Contribution” and “Termination Event” shall not be effective without the written agreement of the Borrower, the Deal Agent, VFCC, JPMorgan Chase Bank and Citigroup”.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED AND WAIVED.

Except as specifically amended and waived hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment and waiver thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by- laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(iv) this Amendment has been duly executed and delivered by it;

(v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi) it is not in default under the Agreement; and

(vii) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon (i) payment of the outstanding fees and disbursements of Dechert LLP, as counsel to the Deal Agent and (ii) delivery of executed signature pages by all parties hereto to the Deal Agent.

SECTION 5. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ACS FUNDING TRUST I, as Borrower

By:	American Capital Strategies, Ltd., as Servicer

By:	/s/ Malon Wilkus
	Name:	Malon Wilkus
	Title:	President, Chairman and CEO

AMERICAN CAPITAL STRATEGIES, LTD., as Servicer

By:	/s/ Thomas McHale
	Name:	Thomas McHale
	Title:	Vice President, Finance and
Investor Relations and Assistant Secretary

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

1st Amendment to 2nd Amended and Restated Loan Funding and

Servicing Agreement

VARIABLE FUNDING CAPITAL CORPORATION, as a Conduit Lender

By:	Wachovia Capital Markets, LLC, as attorney-in-fact

By:	/s/ Douglas R. Wilson, Sr.
	Name:	Douglas R. Wilson, Sr.
	Title:	Vice President

WACHOVIA CAPITAL MARKETS, LLC, as the Deal Agent

By:	/s/ Paul A. Burkhart
	Name:	Paul A. Burkhart
	Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

1st Amendment to 2nd Amended and Restated Loan Funding and

Servicing Agreement

JPMORGAN CHASE BANK, as an Institutional Lender

By:	/s/ Christine Herrick
	Name:	Christine Herrick
	Title:	Vice President

JPMORGAN CHASE BANK, as the Swingline Lender

By:	/s/ Christine Herrick
	Name:	Christine Herrick
	Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

1st Amendment to 2nd Amended and Restated Loan Funding and

Servicing Agreement

Acknowledged and agreed as of the date above first written.

WACHOVIA BANK, NATIONAL ASSOCIATION, as the Hedge Counterparty

By:	/s/ Bruce Young
	Name:	Bruce Young
	Title:	Senior Vice President

1st Amendment to 2nd Amended and Restated Loan Funding and

Servicing Agreement